Exhibit 23.1 - Consent of Ernst & Young LLP


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Amendment No. 3 to the Registration Statement (Form S-3 No. 333-32241) of Compositech Ltd. and in the related Prospectus of our report dated February 13, 1998, with respect to the financial statements of Compositech Ltd. included in this Annual Report (Form 10-KSB) for the year ended December 31, 1997.


                                    /s/ Ernst & Young LLP

Melville, New York
March 31, 1998